Exhibit 10.42

• 200[4]

AGREEMENT

for the sale and purchase of shares in

FINANCIAL ASSURANCE COMPANY LIMITED

between

GE INSURANCE HOLDINGS LIMITED
as Seller

and

GEFA UK HOLDINGS LIMITED
as Buyer

Weil, Gotshal & Manges

One South Place   London   EC2M 2WG

Tel: +44 (0) 20 7903 1000   Fax: +44 (0) 20 7903 0990

www.weil.com

THIS AGREEMENT is made on • 200[4] between the following parties:

(1)           GE INSURANCE HOLDINGS LIMITED, a company incorporated in England and Wales (registered number 02221244), whose registered office is at Vantage West, Great West Road, Brentford, Middlesex TW8 9AG (the “Seller”); and

(2)           GEFA UK HOLDINGS LIMITED, a company incorporated in England and Wales (registered number 4914933), whose registered office is at Vantage West, Great West Road, Brentford, Middlesex TW8 9AG (the “Buyer”).

RECITALS

(A)           Financial Assurance Company Limited (the “Company”) was incorporated in England and Wales on 2 March 1972 under the Companies Act 1948 with registered number 01044679 and is a private company limited by shares.

(B)           The Company has an issued share capital of 31,346,154 ordinary shares of £1 each (the “Shares”).

(C)           The Seller has agreed to sell and the Buyer has agreed to buy the Shares for the consideration and upon the terms and subject to the conditions set out in this Agreement.

IT IS AGREED as follows:

1              SALE AND PURCHASE

The Seller shall sell and the Buyer shall buy the Shares on the date of this Agreement, together with all rights attaching to the Shares as at or after the date of this Agreement.

2              CONSIDERATION

The total consideration for the purchase of the Shares shall be satisfied by the payment on the Completion Date (as defined in Clause 3.1) to the Seller of [£] [•] (the “Consideration”).

3              COMPLETION

3.1          Completion shall take place on the date of this Agreement (the “Completion Date”).

3.2          On the Completion Date, the Seller shall deliver or procure the delivery to the Buyer of the following:

3.2.1             duly executed stock transfer form(s) in respect of the Shares and the relevant share certificate(s); and

3.2.2             resignation letters in the agreed form signed by [insert names of any resigning director/secretary].

3.3          On the Completion Date, the Seller shall procure that the directors of the Company shall hold a board meeting at which:

3.3.1             the transfer of the Shares (subject to stamping) to the Buyer or its nominee(s) shall be approved for registration in the Company’s books;

3.3.2             [if relevant] such persons as the Buyer nominates shall be appointed as directors and secretary of the Company with effect from the close of the meeting; and

3.3.3             [if relevant] the resignations of the directors and secretary referred to in Clause 3.2.2 shall be tendered and accepted so as to take effect from the close of the meeting.

3.4          [On the Completion Date, the Buyer shall pay the Consideration to [such bank account as] the Seller [shall have specified in writing to the Buyer at least [three] Business Days before the Completion Date] [as the Seller may direct].]

4              RIGHTS OF THIRD PARTIES

A person who is not a party to this Agreement has no rights under the Contracts (Rights of Third Parties) Act 1999 or otherwise to enforce any term of this Agreement but this does not affect any right or remedy of a third party which exists or is available apart from the Act.

5              VARIATION

Any variation of this Agreement must be in writing and signed by each party or, in the case of a body corporate, a duly authorised officer or representative of such party.

6              COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which when executed and delivered constitutes an original of this Agreement, but all the counterparts shall together constitute one and the same agreement.  No counterpart shall be effective until each party has executed at least one counterpart.

7              WHOLE AGREEMENT

This Agreement contains the whole agreement between the parties relating to the subject matter of this Agreement to the exclusion of any terms implied by law which may be excluded by contract. The Buyer acknowledges that it has not been induced to enter into this Agreement by, and so far as permitted by law and except in the case of fraud, hereby waives any remedy in respect of, any warranties, representations, undertakings, promises or assurances not incorporated into this Agreement.

8              GOVERNING LAW

This Agreement is governed by, and shall be construed in accordance with, English law.

9              JURISDICTION

The parties irrevocably agree that the courts of England have non-exclusive jurisdiction to decide and to settle any dispute or claim arising out of or in connection with this Agreement.

IN WITNESS WHEREOF THIS AGREEMENT WAS EXECUTED BY THE PARTIES HERETO ON THE DATE SET OUT ON PAGE 2.

Signed by	)
)
)
for and on behalf of	)
GE INSURANCE HOLDINGS	)
LIMITED

Signed by	)
)
)
for and on behalf of))
GEFA UK HOLDINGS))
LIMITED))